Summary Prospectus August 28, 2017
Market Opportunity Fund
A NO-LOAD MUTUAL FUND	TICKER SYMBOL: COAGX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://www.fundinsite.com/site/caldwell--orkin/caldwell--orkin-market-opportunity-fund-(coagx)/caldwell-and-orkin-market-opportunity-fund---statutory-prospectus.aspx. You can also get this information at no cost by calling 800.237.7073, by sending an e-mail request to info@CaldwellOrkin.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated August 28, 2017, along with the Fund’s most recent annual report dated April 30, 2017, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective
The Caldwell & Orkin Market Opportunity Fund’s (the “Fund”) investment objective is to provide long-term capital growth with a short-term focus on capital preservation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption fee (as a percentage of amount redeemed within 90 days of purchase)		2.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.00%
Distribution (12b-1) expenses		None
Other Expenses (includes Administrative, Interest and Dividend expenses listed below):
Administrative expenses	0.40%
Interest Expense on Short Sales of Securities	0.31%
Dividend Expense on Short Sales of Securities	0.29%
Total Other Expenses		1.00%
Acquired Fund Fees and Expenses		0.10%
Total Annual Fund Operating Expenses		2.10%[1]

[1]
The Total Annual Fund Operating Expenses above do not correlate to the ratio of total expenses provided in the Financial Highlights table for the period ended April 30, 2017, as the Financial Highlights table does not include Acquired Fund Fees and Expenses.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 year	3 years	5 years	10 years
	$213	$657	$1,127	$2,428

Portfolio Turnover
The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes from realized capital gains when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 500% of the average value of its portfolio.

Principal Investment Strategies of the Fund
C&O Funds Advisor, Inc. (“C&O,” the “Manager” or “We”) use a catalyst-driven, multi-dimensional, disciplined investment process focusing on active asset allocation, security selection and surveillance to achieve the Fund’s investment objective.

Active asset allocation refers to the way we determine the balance of different types of assets in the Fund at any given time.

Security selection refers to the way we choose the securities we buy or sell short.

Surveillance refers to how we monitor the portfolio.

The Manager’s philosophy in managing the Fund is to focus on risk as well as return. We utilize an investment philosophy based upon sophisticated exploitation of the low-risk anomaly. The low-risk anomaly stands in direct contradiction to the conventional beliefs of Efficient Market Hypothesis stating that high risk is equated with higher return. At C&O, we take the opposite view – we believe that lower risk can result in higher return. Specifically, we focus on mitigating market risk (the risk that the broad market averages decline, taking good companies down with it) and stock selection risk (the risk that a stock underperforms due to company-specific issues). We use active asset allocation strategies to manage the Fund’s exposure to market risk. And we employ a flexible investment style based on fundamental and technical analysis in equity selection to manage stock selection risk. Finally, in surveillance, various monitoring devices are used in order to reduce the risks of making serious mistakes. We generally divide the Fund’s portfolio among three broad categories of assets:

●
Long Portfolio – This portion of the Fund is comprised primarily of common stock, exchange-traded funds (“ETFs”), and listed call options we have purchased. The Long Portfolio is comprised of securities our research indicates may increase in price. Generally, when we are “bullish” (when we believe the overall equity markets will rise) the size of the Long Portfolio may increase relative to the size of the overall Fund portfolio.

●
Short Portfolio – This portion of our portfolio consists primarily of common stock and ETFs we have borrowed and sold short. The Short Portfolio may, at times, also include listed put options we have purchased. The Short Portfolio is comprised of securities our research indicates may

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decrease in price. If the price of a stock sold short decreases before we close the position, we make money. If it increases, we lose money. Generally, when we are “bearish” (when we believe the overall equity markets will fall) the size of the Short Portfolio may increase relative to the size of the overall Fund portfolio.

●
Cash / Money Market / Fixed Income Securities – This portion of our portfolio includes cash, cash equivalents (e.g. money market funds and/or U.S. treasury notes) and bonds (i.e., corporate or government bonds), although we generally emphasize cash equivalents more than bonds.

As to the Long and Short Portfolios, we typically invest between 50% and 100% of our net assets in common stocks, ETFs and listed options. Our investments may be made in companies of any size. The Fund may hold up to 60% of its net assets in short positions at any given time, and we may invest up to 25% of the Fund’s total assets in equity securities that are issued by foreign issuers and are traded in the United States, and in American Depository Receipts of foreign companies. In addition, we typically invest between 0% and 50% of our net assets in cash / money market / fixed income securities. The corporate bonds we purchase may have any maturity and be of any rating or quality, as long as the Manager believes it is consistent with the Fund’s investment objective. We may deviate from these guidelines depending on market conditions and other factors that we feel may help us achieve the Fund’s investment objective.

Thus, the Fund’s theoretical investment latitude is anywhere from 100% net long (100% long positions and 0% cash) to 60% net short (60% short positions and 0% cash), although it is unlikely we would be at those extremes. We believe this wide investment latitude sets the Fund apart from most other mutual funds employing a long/short investment strategy.

In managing the Fund for risk as well as return the Manager’s goal is to make money over a full market cycle, which includes both bull market (rising) and bear market (falling) cycles, but with less stomach churn.

Principal Risks of Investing in the Fund
An investment in the Fund carries risk, and you may lose money on your investment. The principal risks of investing in the Fund are:

●
Business risk – A particular set of circumstances may affect a particular industry or certain companies within the industry, while having little or no impact on other industries or other companies within the industry.

●
Credit risk – Bond issuers who are experiencing difficult economic circumstances, either because of a general economic downturn or individual circumstances, may be unable to make interest or principal payments on their bonds when due. These sorts of “credit risks,” reflected in the credit ratings assigned to bond issues by companies like Moody’s or Standard & Poor’s, may cause the price of an issuer’s bond to decline and may affect liquidity for the security.

●	Equity securities interest rate risk – Increases in interest rates may lower the present value of a company’s future earnings stream.

●
Fixed income securities interest rate risk – The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of fixed income securities will vary in response to changes in interest rates. Falling short-term interest rates may also cause income from short-term money market instruments in which the Fund is invested to decline.

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●
Foreign Securities risk – Investing in foreign securities involves risks not typically associated with investing in U.S. securities, including, but not limited to, fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; possible expropriation or nationalization of assets; and possible imposition of foreign taxes. Furthermore, the U.S. government has from time-to-time, in the past, imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund.

●
Investments in ETFs – To the extent that the Fund takes a long position in an ETF, the Fund will be subject to the risk that the market or sector of the market in which the ETF invests may decline in value. To the extent that the Fund takes a short position in an ETF, the Fund will be subject to the risk that the market or sector of the market in which the ETF invests may increase in value.

●
Investments in other investment companies – The Fund may invest in shares of other management investment companies, including, but not limited to, money market funds and ETFs, subject to the limitations and requirements of the Investment Company Act of 1940, as amended (the “1940 Act”) and subject to such investments being consistent with the overall objective and policies of the Fund. To the extent that the Fund invests in securities of other investment companies, the Fund is subject to the performance and risks of such other investment companies and will bear indirectly its proportionate share of the advisory fees and other expenses of such investment companies.

●
Market risk – In a declining stock market, stock prices for all companies generally may decline, regardless of any one particular company’s own unique prospects. Holdings in the Fund’s short portfolio may cause the Fund to fluctuate independently of stock market indices such as the S&P 500.

●
Market valuation risk – Some companies that are growing very fast have unreasonable valuations by traditional valuation techniques. Since these companies’ stock prices do not reflect the usual relationships between price and corporate earnings or income, their stocks tend to be very volatile and speculative.

●	Options Risk – The success of the Fund’s use of options will depend on the Manager’s ability to predict certain market movements, which cannot be assured.

●	Political risk – Regulation or deregulation of a particular industry can have a material impact on the value of companies within the affected industry.

●
Portfolio turnover risk – Mutual funds are required to distribute their net realized capital gains annually under federal tax laws. The Fund’s investment strategy may involve frequent trading, which leads to high portfolio turnover (e.g., 500%, 415% and 434% for the fiscal years ended April 30, 2017, 2016 and 2015, respectively) and could generate potentially large amounts of net realized capital gains in a given year. Higher portfolio turnover may also result in higher brokerage costs for the Fund.

●
Short sale risk – A short position is established by selling borrowed shares and attempting to buy them back at a lower price in the future. In a rising market, the Fund may lose value on its short sales.

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●
Small company risk – Stocks of smaller companies may have more risks than those of larger companies. In general, they have less experienced management teams, serve smaller markets and find it more difficult to obtain financing for growth or potential development than do larger companies.

Risk/Return Bar Chart and Table
The following performance information provides some indication of the risks of investing in the Fund. The bar chart below illustrates how the Fund’s total returns have varied from year to year. The table below illustrates how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (both before and after taxes) is not necessarily an indicator of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.CaldwellOrkin.com or by calling the Fund toll-free at 1-800-467-7903.

Annual Total Returns for Years Ended December 31

Best Quarter (in the last ten years): 3rd quarter 2007, 15.69%
Worst Quarter (in the last ten years): 3rd quarter 2008, (6.24)%

The Fund’s calendar year-to-date return as of June 30, 2017 was (0.98)%.

Average Annual Total Returns
(for the periods ended December 31, 2016)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher (more favorable) than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

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	1 Year	5 Years	10 Years
Return Before Taxes	(10.17)%	2.77%	3.28%
Return After Taxes on Distributions	(10.17)%	2.21%	2.72%
Return After Taxes on Distributions and Sale of Fund Shares	(5.75)%	2.02%	2.45%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%

The S&P 500 Total Return Index is a capitalization-weighted, unmanaged index of 500 large U.S. companies chosen for market size, liquidity and industry group representation and includes reinvested dividends. You cannot invest directly in an index.

Management

Investment Adviser
C&O Funds Advisor, Inc.

Investment Team
Michael B. Orkin is the Fund’s Chief Investment Officer. He has been primarily responsible for the day-to-day management of the Fund’s portfolio since August 24, 1992. Mr. Orkin is President of the Manager and Chief Executive Officer and sole owner of Caldwell & Orkin, Inc. (“C&O, Inc.”), the parent company of C&O Funds Advisor, Inc.

Mr. Orkin is assisted by Portfolio Managers David R. Bockel, Jr. and J. Patrick Fleming. Mr. Bockel and Mr. Fleming joined Caldwell & Orkin, Inc. in 2000 and 2002, respectively; both have served as Portfolio Managers since 2012.

Purchase and Sale of Fund Shares
Your purchase of Fund shares is subject to the following minimum investment amounts:

Type of Account	Minimum Investment to Open an Account	Minimum Subsequent Investments
Regular Account	$25,000	$100
Individual Retirement Account (IRA), Uniform Gift to Minors Act (UGMA) Account, or other Tax Deferred Account	$10,000	$100

Note that some broker-dealers may impose different minimums.

You may redeem shares of the Fund on any business day by telephone at 800-467-7903 for amounts up to $50,000, or by regular mail at Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707, or by a systematic withdrawal plan (must be multiples of $100). Systematic withdrawal plans can be accomplished bi-monthly, monthly, quarterly, semi-annually or annually.

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Tax Information
The Fund intends to make distributions of its ordinary income and/or capital gains, which are taxable, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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